                             NISCO Systems, Inc.
               (Formerly Known As Applied Medical Merger Corp.)

                           2000 Stock Incentive Plan

      This 2000 Stock Incentive Plan (the "Plan") is adopted in  consideration for services  rendered and to be rendered to NISCO  Systems,  Inc. and related companies.

      1.    Definitions.

            The terms used in this Plan shall,  unless otherwise  indicated or required by the particular context, have the following meanings:

            Board:  The Board of Directors of NISCO Systems, Inc.

            Change in Control:  (i) The  acquisition,  directly or indirectly, by any  person  or group  (within  the  meaning  of  Section  13(d)(3)  of the
Securities  Exchange  Act of 1934) of the  beneficial  ownership  of more than fifty percent of the outstanding  securities of the Company,  (ii) a merger or consolidation in which the Company is not the surviving  entity,  except for a transaction  the  principal  purpose  of which is to change the state in which the Company is incorporated,  (iii) the sale, transfer or other disposition of all or  substantially  all of the  assets  of  the  Company,  (iv) a  complete liquidation or dissolution of the Company,  or (v) any reverse merger in which the Company is the surviving  entity but in which  securities  possessing more than  fifty  percent  of the  total  combined  voting  power of the  Company's outstanding  securities are transferred to a person or persons  different from the persons holding those securities immediately prior to such merger.

            Code:  The Internal Revenue Code of 1986, as amended.

            Common Stock:  The Common Stock of NISCO Systems, Inc.

            Company:  NISCO Systems,  Inc., a corporation  incorporated  under the laws of Delaware,  and any successors in interest by merger,  operation of law,  assignment  or purchase  of all or  substantially  all of the  property, assets or business of the  Company.  The Company was  formerly  named  Applied
Medical Merger Corp.

            Consultant:  A Consultant  is any person,  including  any advisor, engaged by the Company or any Related  Company to render  consulting  services and may include members of the Board.

            Continuous  Status as an Employee or  Consultant:  The  employment by, or relationship  as a Consultant  with, the Company or any Related Company is not  interrupted  or terminated.  The Board,  at its sole  discretion,  may determine  whether  Continuous  Status as an Employee or  Consultant  shall be considered interrupted due to personal or other mitigating circumstances.

            Date of Grant:  The date on which an Option is  granted  under the
Plan.

            Employee:  An  Employee  is an  employee  of  the  Company  or any
Related Company.

            Exercise  Price:  The price per share of Common Stock payable upon exercise of an Option.

            Fair Market  Value:  The Fair Market  Value of the Option  Shares.
Such Fair Market  Value  shall be  determined,  in good  faith,  by the Option
Committee  after such  consultation  with outside legal,  accounting and other experts as the Option  Committee may deem advisable,  and the Option Committee shall maintain a written record of its method of determining such value.

            Incentive  Stock Options  ("ISOs"):  "Incentive  Stock Options" as
that term is defined in Section 422 of the Code.

            Non-Incentive  Stock Options  ("Non-ISOs"):  Options which are not intended to qualify as  "Incentive  Stock  Options"  under  Section 422 of the
Code.

            Offeree:  An  Employee or  Consultant  to whom a Right to Purchase has been offered or who has acquired Restricted Stock  under the Plan.

            Option:  The  rights  granted  to an  Employee  or  Consultant  to purchase  Common  Stock  pursuant  to the  terms and  conditions  of an Option
Agreement.

            Option  Agreement:  The written  agreement  (and any  amendment or supplement  thereto)  between  the  Company  and  an  Employee  or  Consultant designating the terms and conditions of an Option.

            Option  Committee:  The Plan shall be  administered  by the Option
Committee  which shall consist of the Board or a committee of the Board as the
Board may from time to time  designate  composed  of not less than two members of the Board who are not employees of the Company or a Related Company.

            Option  Shares:  The shares of Common Stock  underlying  an Option granted to an Employee or Consultant.

            Optionee:  An  Employee  or  Consultant  who has been  granted  an
Option.

            Participant:  An Employee  or  Consultant  who holds an Option,  a
Right to Purchase or Restricted Stock under the Plan.

            Purchase Price:  The Purchase Price per share of Restricted  Stock payable upon acceptance of a Right to Purchase.

            Related  Company:  Any  subsidiary  of the  Company  and any other
business  venture  in  which  the  Company  has  a  significant   interest  as
determined in the discretion of the Option Committee.

            Restricted  Stock:  The shares of Common Stock issued  pursuant to
Section 15,  subject to any  restrictions  and  conditions as are  established pursuant to such Section 15.

            Right to Purchase:  A right to purchase  Restricted  Stock granted to an Offeree pursuant to Section 15 hereof.

      2.    Purpose and Scope.

            (a)   The purpose of this Plan is to advance the  interests of the
Company  and its  stockholders  by  affording  Employees  and  Consultants  an opportunity  for  investment  in the  Company  and  the  incentive  advantages inherent in stock ownership in this Company.

            (b)   This Plan  authorizes the Option  Committee to grant Options to purchase  shares of Common Stock to Employees and  Consultants  selected by the Option Committee while  considering  criteria such as employment  position or other relationship with the Company, duties and responsibilities,  ability, productivity,  length of  service  or  association,  morale,  interest  in the
Company, recommendations by supervisors, and other matters.

      3.    Administration  of the Plan.  The Plan  shall be  administered  by the Option  Committee.  The Option Committee shall have the authority  granted to it under this section and under each other section of the Plan.

            In accordance  with and subject to the provisions of the Plan, the
Option Committee shall select the Optionees and Offerees,  shall determine (i)
the number of shares of Common  Stock to be  subject to each  Option and Right to Purchase,  (ii) the time at which each Option or Right to Purchase is to be granted,  (iii)  whether  an Option or Right to  Purchase  shall be granted in exchange for the cancellation  and termination of a previously  granted option or  options  under  the Plan or  otherwise,  (iv) the  Exercise  Price for the
Option  Shares,  (v) the Purchase Price of Restricted  Stock,  (vi) the option period,  and (vii) the  manner in which the  Option  becomes  exercisable.  In addition,  the Option  Committee shall fix such other terms of each Option and
Right to Purchase as the Option  Committee  may deem  necessary or  desirable.
The Option  Committee shall determine the form of Option Agreement to evidence each Option and the form of Stock  Purchase  Agreement to evidence  each Right to Purchase.

            The  Option  Committee  from time to time may adopt such rules and regulations  for  carrying  out the purposes of the Plan as it may deem proper and in the best  interests of the  Company.  The Option  Committee  shall keep minutes  of its  meetings  and those  minutes  shall be  distributed  to every member of the Board.

            All actions taken and all  interpretations and determinations made by the  Option  Committee  in good  faith  (including  determinations  of Fair
Market Value) shall be final and binding upon all Employees,  Consultants, the
Company and all other  interested  persons.  No member of the Option Committee shall be personally  liable for any action,  determination  or  interpretation made in good faith with  respect  to the Plan,  and all  members of the Option
Committee  shall,  in  addition to rights  they may have if  Directors  of the
Company,  be fully  protected  by the Company with respect to any such action, determination or interpretation.

      4.    The Common Stock.  The Board is authorized to  appropriate,  issue and sell for the purposes of the Plan, and the Option  Committee is authorized to grant Options and Rights to Purchase  with respect to, a total number,  not in excess of 2,000,000  shares of Common Stock,  either treasury or authorized but  unissued,  or the number and kind of shares of stock or other  securities which in  accordance  with Section 16 shall be  substituted  for the 2,000,000 shares or into which  such  2,000,000  shares  shall be  adjusted.  All or any unsold  shares  subject to an Option or Right to Purchase  that for any reason expires  or  otherwise  terminates  may again be made  subject  to  Options or
Rights to  Purchase  under  the Plan.  No person  may be  granted  Options  or
Rights to  Purchase  under this Plan  covering  in excess of an  aggregate  of
500,000  Option  Shares and shares of Restricted  Stock in any calendar  year, subject to adjustments in connection with Section 16.

      5.    Eligibility.  Options  which are  intended to qualify as ISOs will be granted only to  Employees.  Employees and  Consultants  may hold more than one  Option  under the Plan and may hold  Options  under the Plan and  options granted pursuant to other plans or otherwise,  and may hold Rights to Purchase under the Plan.

      6.    Option  Price.  The Exercise  Price for the Option Shares shall be established  by the  Option  Committee  or  shall  be  determined  by a method established  by the Option  Committee;  provided that the Exercise Price to be paid by Optionees  for the Option Shares that are intended to qualify as ISOs, shall not be less than 100  percent  of the Fair  Market  Value of the  Option
Shares on the Date of Grant,  or the date on which  the  Optionee  is hired or promoted  (or  similar  event),  if the Date of Grant  occurs not more than 90 days after the date of such hiring, promotion or other event.

      7.    Duration and Exercise of Options.

            (a)   The option  period  shall  commence on the Date of Grant and shall  be as set by the  Option  Committee,  but not to  exceed  10  years  in length.  Except as otherwise  provided  herein or as  determined by the Option
Committee,  no  Option  shall  be  exercised  for  the  period  of six  months following the Date of Grant;  provided,  however,  that this limitation  shall not apply to the  exercise of an Option  pursuant to the terms of the relevant
Option Agreement upon the Optionee's death.

            (b)   During the  lifetime of the  Optionee,  the Option  shall be exercisable  only by the  Optionee;  provided,  that in the event of the legal disability  of an  Optionee,  the guardian or personal  representative  of the
Optionee may exercise the Option.  However,  if the Option is an ISO it may be
exercised by the guardian or personal  representative  of the Optionee only if such  guardian or personal  representative  obtains a ruling from the Internal
Revenue  Service or an opinion of counsel to the effect that neither the grant nor the  exercise  of such  power is  violative  of the Code.  Any  opinion of counsel  must be both from  counsel  and in a form  acceptable  to the  Option
Committee.

            (c)   The Option Committee may determine  whether any Option shall be exercisable in installments  only; if the Option Committee  determines that an Option shall be exercisable in installments,  it shall determine the number of  installments  and  the  percentage  of  the  Option  exercisable  at  each installment date.  All such installments shall be cumulative.

            (d)   In the event an Optionee's  Continuous Status as an Employee or Consultant  terminates  for any reason,  any Option held by the Optionee on the date of  termination  may be  exercised  within 90 days  after the date of termination,  but only to the extent that the Option was exercisable according to its  terms  on the date of  termination.  After  such  90-day  period,  any unexercised portion of an Option shall expire.

            (e)   Each  Option  shall  be  exercised  in  whole  or in part by delivering  to the office of the  Treasurer of the Company  written  notice of the number of shares with respect to which the Option is to be  exercised  and by paying in full the Exercise  Price for the Option  Shares  purchased as set forth in  Section 8;  provided  that an Option  may not be  exercised  in part unless the Exercise Price for the Option Shares purchased is at least $2,000.

            (f)   No Option may be  exercised  until the Plan is  approved  by the shareholders of the Company as provided in Section 17 below.

      8.    Payment for Option  Shares.  If the  Exercise  Price of the Option
Shares  purchased  by any  Optionee  at one time  exceeds  $5,000,  the Option
Committee  may permit all or part of the Exercise  Price for the Option Shares to be paid by  delivery  to the  Company  for  cancellation  of the  Company's
Common Stock  previously  owned by the Optionee with a Fair Market Value as of the date of payment equal to the portion of the Exercise  Price for the Option
Shares  that  the  Optionee  does not pay in  cash.  In the case of all  other
Option  exercises,  the  Exercise  Price  shall be paid in cash or check  upon exercise  of the  Option,  except  that the  Option  Committee  may  permit an
Optionee to elect to pay the Exercise  Price upon the exercise of an Option by authorizing  a third party to sell some or all of the Option  Shares  acquired upon  exercise of an Option and remit to the Company a  sufficient  portion of the sale  proceeds to pay the entire  Exercise  Price and any tax  withholding resulting from such exercise.

      9.    Relationship to Employment or Position.  Nothing  contained in the
Plan,  or in any Option or Right to  Purchase  granted  pursuant  to the Plan, shall confer upon any  Participant  any right with respect to  continuance  of employment  by the Company,  as an Employee or as a Consultant or interfere in any  way  with  the  right  of the  Company  to  terminate  the  Participant's employment as an Employee or position as a Consultant, at any time.

      10.   Nontransferability  of Option.  Except as  otherwise  provided  by the Option  Committee,  no Option granted under the Plan shall be transferable by the Optionee,  either  voluntarily or involuntarily,  except by will or the laws of descent and distribution.

      11.   Rights as a  Stockholder.  No person  shall  have any  rights as a shareholder  with respect to any share  covered by an Option until that person shall  become the holder of record of such share and,  except as  provided  in
Section 16, no adjustments shall be made for dividends or other  distributions or other rights as to which there is an earlier record date.

      12.   Securities  Laws  Requirements.  No Option  Shares shall be issued unless and until, in the opinion of the Company,  any applicable  registration requirements  of the  Securities  Act of  1933,  as  amended,  any  applicable listing  requirements  of any  securities  exchange on which stock of the same class is then listed,  and any other  requirements of law or of any regulatory bodies having  jurisdiction  over such issuance and delivery,  have been fully
complied  with.  Each  Option  and  each  Option  Share   certificate  may  be
imprinted  with  legends   reflecting   federal  and  state  securities  laws,
restrictions  and conditions,  and the Company may comply  therewith and issue
"stop  transfer"  instructions  to its  transfer  agent and  registrar in good faith without liability.

      13.   Disposition  of  Shares.   Each   Optionee,   as  a  condition  of
exercise,   shall  represent,   warrant  and  agree,  in  a  form  of  written
certificate  approved by the Company,  as follows:  (a) that all Option Shares are being  acquired  solely for his own account and not on behalf of any other person  or  entity;  (b) that  no  Option  Shares  will be  sold or  otherwise distributed  in violation of the  Securities  Act of 1933, as amended,  or any
other   applicable   federal  or  state  securities  laws;  and  (c)  that  no
disposition  of the  Option  Shares  will be made that will  jeopardize  the S
Corporation election with the Internal Revenue Service.

      14.   Ten Percent  Shareholder  Rule.  With respect to ISO's,  no Option may be granted to an Employee  who,  at the time the Option is  granted,  owns stock  possessing  more than 10 percent of the total combined  voting power of all classes of stock of the Company,  unless at the time the Option is granted the purchase  price for the Option  Shares is at least 110 percent of the Fair
Market Value of the Option  Shares on the Date of Grant and such Option by its terms is not  exercisable  after the expiration of five years from the Date of
Grant.

      15.   Rights to Purchase

            15.1  Nature of Right to  Purchase.  A Right to  Purchase  granted to  an  Offeree  entitles  the  Offeree  to  purchase,  for a  Purchase  Price determined  by the Option  Committee,  shares of Common Stock  subject to such terms,  restrictions  and conditions as the Option  Committee may determine at the time of grant ("Restricted  Stock").  Such conditions may include, but are
not  limited  to,  continued   employment  or  the  achievement  of  specified
performance goals or objectives.

            15.2  Acceptance  of Right to Purchase.  An Offeree  shall have no rights with  respect to the  Restricted  Stock  subject to a Right to Purchase unless the Offeree shall have  accepted the Right to Purchase  within ten days
(or such  longer  or  shorter  period as the  Option  Committee  may  specify)
following  the grant of the Right to  Purchase  by making  payment of the full
Purchase  Price to the Company in the manner set forth in Section  15.3 hereof and by executing  and  delivering to the Company a Stock  Purchase  Agreement.
Each Stock Purchase  Agreement  shall be in such form, and shall set forth the
Purchase  Price and such  other  terms,  conditions  and  restrictions  of the
Restricted  Stock, not  inconsistent  with the provisions of this Plan, as the
Option  Committee  shall,  from  time to  time,  deem  desirable.  Each  Stock
Purchase Agreement may be different from each other Stock Purchase Agreement.

            15.3  Payment   of   Purchase   Price.   Subject   to  any   legal
restrictions,  payment of the  Purchase  Price upon  acceptance  of a Right to
Purchase  Restricted  Stock  may be  made,  in the  discretion  of the  Option
Committee,  by (a) cash;  (b)  check;  (c) the  surrender  of shares of Common
Stock  owned by the  Offeree  that have been held by the  Offeree for at least six months,  which surrendered  shares shall be valued at Fair Market Value as of the  date  of such  exercise;  and (d)  any  combination  of the  foregoing methods of payment  or any other  consideration  or method of payment as shall be permitted by applicable corporate law.

            15.4  Rights   as  a   Shareholder.   Upon   complying   with  the
provisions  of Section  15.2  hereof,  an  Offeree  shall have the rights of a shareholder  with respect to the Restricted  Stock  purchased  pursuant to the
Right to  Purchase,  including  voting  and  dividend  rights,  subject to the terms,  restrictions  and  conditions  as are set forth in the Stock  Purchase
Agreement.   Unless   the  Option   Committee   shall   determine   otherwise,
certificates  evidencing  shares  of  Restricted  Stock  shall  remain  in the possession of the Company in accordance  with the terms of the Stock  Purchase
Agreement.

            15.5  Restrictions.  Shares of  Restricted  Stock may not be sold, assigned,  transferred,  pledged or otherwise encumbered or disposed of except as  specifically  provided in the Stock  Purchase  Agreement  or by the Option
Committee.  In the event a Participant's  Continuous Service as an Employee or
Consultant  terminates  for any  reason,  the  Stock  Purchase  Agreement  may provide,  in the  discretion of the Option  Committee,  that the Company shall have the right,  exercisable  at the  discretion of the Option  Committee,  to repurchase  any shares of Restricted  Stock,  on such terms as may be provided in the Stock Purchase Agreement.

            15.6  Vesting of Restricted  Stock.  The Stock Purchase  Agreement
may provide, in the discretion of the Option Committee,  standards for vesting of  the  Restricted  Stock,  including  dates,  performance  goals,  or  other conditions.

            15.7  Dividends.  If  payment  for shares of  Restricted  Stock is made  by  promissory  note,  any  cash  dividends  paid  with  respect  to the
Restricted  Stock may be applied,  in the discretion of the Option  Committee, to repayment of such note.

            15.8  Non-Assignability  of Rights.  No Right to Purchase shall be assignable  or  transferable  except  by  will  or the  laws  of  descent  and distribution or as otherwise provided by the Option Committee.

      16.   Change in Stock,  Adjustments,  Etc. In the event that each of the outstanding  shares of Common  Stock  (other than  shares  held by  dissenting shareholders  which are not changed or  exchanged)  should be changed into, or exchanged  for,  a  different  number  or kind of  shares  of  stock  or other securities  of the Company,  or, if further  changes or exchanges of any stock or other  securities  into which the Common Stock shall have been changed,  or for which it shall have been  exchanged,  shall be made  (whether by reason of merger,  consolidation,  reorganization,  recapitalization,  stock  dividends,
reclassification,   split-up,   combination  of  shares  or  otherwise),  then
appropriate  adjustment shall be made by the Option Committee to the aggregate number and kind of shares  subject  to this  Plan,  and the number and kind of shares and the price per share  subject to  outstanding  Options and Rights to
Purchase as provided in the  respective  Option  Agreements and Stock Purchase
Agreements in order to preserve, as nearly as practical,  but not to increase, the benefits to Participants.

      17.   Effective Date of Plan;  Termination Date of Plan.  Subject to the
approval of the Plan by the  affirmative  vote of the holders of a majority of the Company's  securities  entitled to vote and  represented at a meeting duly held in accordance  with  applicable  law, the Plan shall be deemed  effective
November  16,  2000.  The Plan shall  terminate  at midnight  on November  16,
2010, except as to Options  previously  granted and outstanding under the Plan at that  time.  No Options or Rights to  Purchase  shall be granted  after the date on which the Plan  terminates.  The Plan may be abandoned  or  terminated at any  earlier  time by the Board,  except  with  respect  to any  Options or
Rights to Purchase then outstanding under the Plan.

      18.   Withholding Taxes. The Company,  or any Related Company,  may take such steps as it may deem necessary or appropriate  for the withholding of any taxes which the  Company,  or any Related  Company,  is required by any law or regulation or any governmental  authority,  whether  federal,  state or local, domestic or foreign,  to  withhold in  connection  with any Option or Right to
Purchase including,  but not limited to, the withholding of all or any portion of any payment or the  withholding  of issuance of Option Shares or Restricted
Stock to be issued upon the exercise of any Option.

      19.   Change in Control.

            In the  event of a  Change  in  Control  of the  Company,  (a) the
Option  Committee,  in its discretion,  may, at any time an Option or Right to
Purchase is granted,  or at any time  thereafter,  accelerate  the time period relating to the exercise or  realization  of any  Options,  Rights to Purchase and  Restricted  Stock and (b) with respect to Options and Rights to Purchase, the Option  Committee in its discretion may, at any time an Option or Right to
Purchase  is  granted,  or at any  time  thereafter,  take  one or more of the following  actions:  (i) provide  for the  purchase of each Option or Right to
Purchase  for an  amount  of cash or  other  property  that  could  have  been received  upon the  exercise of the Option or Right to Purchase had the Option been  currently  exercisable,  (ii) adjust the terms of the Options and Rights to  Purchase in a manner  determined  by the Option  Committee  to reflect the
Change in  Control,  (iii)  cause the  Options  and Rights to  Purchase  to be assumed, or new rights substituted  therefor,  by another entity,  through the continuance of the Plan and the  assumption of outstanding  Options and Rights to Purchase,  or the  substitution  for such Options and Rights to Purchase of new options and new rights to purchase of comparable  value covering shares of a successor  corporation,  with  appropriate  adjustments as to the number and kind of shares and exercise  prices,  in which event the Plan and such Options and Rights to Purchase,  or the new options and rights to purchase substituted therefor,  shall  continue  in the manner and under the terms so  provided  or
(iv) make such other  provision as the  Committee may consider  equitable.  If the Option Committee does not take any of the foregoing  actions,  all Options and Rights to Purchase shall terminate upon the  consummation of the Change in
Control and the Option  Committee  shall cause written  notice of the proposed transaction to be given to all  Participants  not less than fifteen days prior to the anticipated effective date of the proposed transaction.

      20.   Amendment.

            (a)   The Board may amend,  alter or discontinue  the Plan, but no amendment,  alteration or discontinuation shall be made which would impair the right  of a  Participant  under  an  outstanding  Option  Agreement  or  Stock
Purchase Agreement.  In addition,  no such amendment shall be made without the approval  of  the  Company's  shareholders  to the  extent  such  approval  is required by law or agreement.

            (b)   The  Committee may amend the terms of any Option or Right to
Purchase  theretofore  granted,  prospectively or  retroactively,  but no such
amendment   shall   impair  the  rights  of  any   Participant   without   the
Participant's consent.

            (c)   Subject  to the  above  provisions,  the  Board  shall  have authority  to amend the Plan to take into  account  changes in law and tax and accounting  rules as well as other  developments,  and to  grant  Options  and
Rights to Purchase  which qualify for  beneficial  treatment  under such rules without shareholder approval.

      21.   Other Provisions.

            (a)   The  use of a  masculine  gender  in  the  Plan  shall  also include  within its meaning the  feminine,  and the  singular  may include the plural,  and the plural may include the singular,  unless the context  clearly indicates to the contrary.

            (b)   Any  expenses  of  administering  the Plan shall be borne by the Company.

            (c)   This Plan shall be  construed  to be in  addition to any and all other  compensation  plans or  programs.  Neither the adoption of the Plan by the  Board  nor  the  submission  of the  Plan to the  shareholders  of the
Company for approval  shall be construed  as creating any  limitations  on the power or  authority of the Board to adopt such other  additional  incentive or other compensation arrangements as the Board may deem necessary or desirable.

            (d)   The validity, construction,  interpretation,  administration and  effect of the Plan and of its rules and  regulations,  and the  rights of any and all  personnel  having or  claiming  to have an  interest  therein  or thereunder  shall be  governed  by and  determined  exclusively  and solely in accordance with the laws of the State of Delaware.